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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                -----------------


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of Earliest Event Reported): November 7, 2000



                                NATCO Group Inc.

             (Exact Name of Registrant as Specified in its Charter)


      DELAWARE                   001-15603                   22-2906892
(State of Incorporation)    (Commission File Number)        (IRS Employer
                                                          Identification No.)




            2950 North Loop West, 7th Floor
                   Houston, Texas                       77092
       (Address of Principal Executive Offices)      (Zip Code)




       Registrant's Telephone Number, Including Area Code: (713) 683-9292


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ITEM 5.  OTHER EVENTS

         On October 27, 2000, the Board of Directors of NATCO Group Inc. approved the following resolutions:

      (a) The Company adopted a stock repurchase plan under which up to 750,000 shares of its $0.01 par value Class A common stock could be reacquired.
      (b) The Company agreed to provide a full recourse loan to an executive officer to facilitate the exercise of certain outstanding stock options. The loan matures on July 31, 2003, and provides interest stated at the Company's current borrowing rate, and principal equal to the cost to exercise the options plus any personal tax burdens that result from the exercise.





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  November 7, 2000
                                              NATCO Group Inc.


                                           By: /s/ J. MICHAEL MAYER
                                               ----------------------------
                                               J. Michael Mayer
                                               Senior Vice President and
                                               Chief Financial Officer